Fees Summary	Jul. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 201,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	30,811.38
Total Offset Amount	0.00
Net Fee	$ 30,811.38
Final Prospectus	false